Exhibit 99.1

CHURCHILL CAPITAL Analyst Day Presentation May 2021 CHURCHILL CAPITAL

CHURCHILL CAPITAL ABOUT THIS PRESENTATION This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination (the “proposed business combination”) between Atieva, Inc . (“Lucid”) and Churchill Capital Corp . IV (“CCIV” or “Churchill”) and related transactions and for no other purpose . No representations or warranties, express or implied, are given in, or in respect of, this presentation . To the fullest extent permitted by law, in no circumstances will Lucid, CCIV or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith . Forward - Looking Statements This presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . These forward - looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and operational metrics, projections of market opportunity, market share and product sales, expectations and timing related to commercial product launches, including the start of production and launch of the Lucid Air and any future products, the performance, range, autonomous driving and other features of the Lucid Air, future market opportunities, including with respect to energy storage systems and automotive partnerships, future manufacturing capabilities and facilities, future sales channels and strategies, future market launches and expansion, potential benefits of the proposed transactions and PIPE investment (collectively, the “proposed transactions”) and the potential success of Lucid’s go - to - market strategy, and expectations related to the terms and timing of the proposed transactions . These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of Lucid’s and CCIV’s management and are not predictions of actual performance . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability . Actual events and circumstances are difficult or impossible to predict and will differ from assumptions . Many actual events and circumstances are beyond the control of Lucid and CCIV . These forward - looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions ; the inability of the parties to successfully or timely consummate the proposed transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transactions or that the approval of the shareholders of CCIV or Lucid is not obtained ; the outcome of any legal proceedings that may be instituted against Lucid or CCIV following announcement of the proposed transactions ; failure to realize the anticipated benefits of the proposed transactions ; risks relating to the uncertainty of the projected financial information with respect to Lucid, including conversion of reservations into binding orders ; risks related to the timing of expected business milestones and commercial launch, including Lucid’s ability to mass produce the Lucid Air and complete the tooling of its manufacturing facility ; risks related to the expansion of Lucid’s manufacturing facility and the increase of Lucid’s production capacity ; risks related to future market adoption of Lucid’s offerings ; the effects of competition and the pace and depth of electric vehicle adoption generally on Lucid’s future business ; changes in regulatory requirements, governmental incentives and fuel and energy prices ; Lucid’s ability to rapidly innovate ; Lucid’s ability to deliver Environmental Protection Agency (“EPA”) estimated driving ranges that match or exceed its pre - production projected driving ranges ; future changes to vehicle specifications which may impact performance, pricing, and other expectations ; Lucid’s ability to enter into or maintain partnerships with original equipment manufacturers, vendors and technology providers ; Lucid’s ability to effectively manage its growth and recruit and retain key employees, including its chief executive officer and executive team ; Lucid’s ability to establish its brand and capture additional market share, and the risks associated with negative press or reputational harm ; Lucid’s ability to manage expenses ; Lucid’s ability to effectively utilize zero emission vehicle credits ; the amount of redemption requests made by CCIV’s public stockholders ; the ability of CCIV or the combined company to issue equity or equity - linked securities in connection with the proposed transactions or in the future ; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries ; and the impact of the global COVID - 19 pandemic on Lucid, CCIV, the combined company’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks ; and those factors discussed under the heading “Risk Factors” in CCIV’s Form S - 4 dated March 19 , 2021 and CCIV’s Annual Report on Form 10 - K for the year ended December 31 , 2020 , as well as other documents of CCIV filed, or to be filed, with the SEC . If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements . There may be additional risks that neither Lucid nor CCIV presently know or that Lucid and CCIV currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements . In addition, forward - looking statements reflect Lucid’s and CCIV’s expectations, plans or forecasts of future events and views as of the date of this presentation . Lucid and CCIV anticipate that subsequent events and developments will cause Lucid’s and CCIV’s assessments to change . However, while Lucid and CCIV may elect to update these forward - looking statements at some point in the future, Lucid and CCIV specifically disclaim any obligation to do so . These forward - looking statements should not be relied upon as representing Lucid’s and CCIV’s assessments as of any date subsequent to the date of this presentation . Accordingly, undue reliance should not be placed upon the forward - looking statements . 2

CHURCHILL CAPITAL ABOUT THIS PRESENTATION Use of Projections This presentation contains projected financial information with respect to the combined company, namely revenue, cost of goods sold, gross profit, capital expenditures, EBIT, EBITDA and Free Cash Flow for 2021 – 2026 . Such projected financial information constitutes forward - looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . See “Forward - Looking Statements” above . Actual results may differ materially from the results contemplated by the projected financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved . Neither the independent auditors of CCIV nor the independent registered public accounting firm of Lucid has audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation . Financial Information ; Non - GAAP Financial Measures The financial information and data contained in this presentation is unaudited and does not conform to Regulation S - X . Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement, registration statement, or prospectus to be filed by CCIV with the SEC . Some of the financial information and data contained in this presentation, such as EBIT, EBITDA and Free Cash Flow, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”) . EBIT is defined as net income before interest expense and income tax expense, and EBITDA is defined as net income before interest expense, income tax expense, depreciation and amortization . Free Cash Flow is defined as EBITDA, less total cash taxes, changes in net working capital, and capital expenditures . These measures are not measurements of Lucid’s financial performance under GAAP and should not be considered in isolation or as alternatives to net income, net cash flows provided by operating activities, total net cash flows or any other performance measures derived in accordance with GAAP or as alternatives to net cash flows from operating activities or total net cash flows as measures of Lucid’s liquidity . CCIV and Lucid believe EBIT and EBITDA provide useful information to management and investors regarding certain financial and business trends relating to Lucid’s financial condition and results of operations . CCIV and Lucid believe that the use of EBIT and EBITDA provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Lucid’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors . Management does not consider EBIT or EBITDA in isolation or as alternatives to financial measures determined in accordance with GAAP . The use of EBIT and EBITDA instead of GAAP measures has limitations as an analytical tool, and you should not consider EBIT or EBITDA in isolation, or as a substitute for analysis of Lucid’s results of operations and operating cash flows as reported under GAAP . For example, EBIT and EBITDA do not reflect Lucid’s cash expenditures or future requirements for capital expenditures ; do not reflect changes in, or cash requirements for, Lucid’s working capital needs ; do not reflect interest expense ; and do not reflect any cash income taxes that Lucid may be required to pay . In addition, EBITDA does not reflect depreciation or amortization of assets over their estimated useful lives or any cash requirements for the replacement of such assets and does not reflect non - cash income or expense items that are reflected in Lucid’s statements of cash flows . Free Cash Flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, analysis of Lucid’s results as reported under GAAP . For example, Free Cash Flow does not reflect principal payments on capital lease obligations ; does not reflect dividend payments, if any ; and does not reflect the cost of acquisitions . Lucid’s definitions of and methods of calculating these non - GAAP financial measures vary from the definitions and methods used by other companies, which may limit their usefulness as comparative measures . Lucid and CCIV prepared the information included in this presentation based upon available information and assumptions and estimates that they believe are reasonable . Lucid and CCIV cannot assure you that their estimates and assumptions will prove to be accurate . You should review Lucid’s audited financial statements, which will be included in the registration statement relating to the proposed transactions . In addition, all Lucid historical financial information included herein is preliminary and subject to change . 3

CHURCHILL CAPITAL ABOUT THIS PRESENTATION Industry, Market and Vehicle Data Industry and market data used in this presentation have been obtained from third - party industry publications and sources as well as from research reports prepared for other purposes . Neither Lucid nor CCIV has independently verified the data obtained from these sources, and they cannot assure you of the data’s accuracy or completeness . This data is subject to change . In addition, this presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of Lucid or the proposed transactions . Viewers of this presentation should each make their own evaluation of Lucid and of the relevance and adequacy of the information and should make such other investigations as they deem necessary . Information in this presentation about non - Lucid vehicles is derived from figures published by manufacturers and other publicly available information . Neither Lucid nor CCIV has independently verified the data obtained from these sources, and they cannot assure you of the data’s accuracy or completeness . Ranges for Lucid vehicles in this presentation are projected EPA estimated ranges and are made using an approximation of an EPA test cycle . Lucid vehicles are in pre - production, and specifications (including range) are subject to change . Final EPA estimated ranges for Lucid vehicles are not available . Certain vehicle performance characteristics included in this presentation are not available in every trim . Additional Information About the Proposed Transactions and Where to Find It The proposed transactions will be submitted to shareholders of CCIV for their consideration . CCIV has filed a registration statement on Form S - 4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) which will include preliminary and definitive proxy statements to be distributed to CCIV’s shareholders in connection with CCIV’s solicitation for proxies for the vote by CCIV’s shareholders in connection with the proposed transactions and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Lucid’s stockholders in connection with the completion of the proposed business combination . After the Registration Statement has been declared effective, CCIV will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed transactions . CCIV’s stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with CCIV’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed transactions, because these documents contain or will contain important information about CCIV, Lucid and the proposed transactions . Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed transactions and other documents filed with the SEC by CCIV, without charge, at the SEC's website located at www . sec . gov or by directing a request to CCIV . INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN . ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE . Participants in the Solicitation CCIV, Lucid and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from CCIV’s shareholders in connection with the proposed transactions . Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of CCIV’s shareholders in connection with the proposed transactions is set forth in the Registration Statement . Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available . Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions . You may obtain free copies of these documents from the sources indicated above . No Offer or Solicitation This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . Trademarks This presentation contains trademarks, service marks, trade names and copyrights of Lucid, CCIV and other companies, which are the property of their respective owners . 4

CHURCHILL CAPITAL PRESENTERS Today’s Presenters 5 Peter Rawlinson CEO, CTO • Automotive Industry Executive with +30 years of experience • Previous Vice President of Vehicle Engineering at Tesla and Chief Engineer of the Model S Derek Jenkins SENIOR VICE PRESIDENT OF DESIGN & BRAND • Leads Lucid’s design, brand creative and brand strategy • Previous Director of Design at Mazda North America Operations Michael Smuts VICE PRESIDENT OF FINANCE • Effective Finance Executive with +25 years of experience • Previous Global Director of Cost Optimization at Ford Motor Company CHURCHILL CAPITAL Sherry House CHIEF FINANCIAL OFFICER • Seasoned finance and corporate development professional with technology and automotive background • Previous Treasurer and Head of Investor Relations at Waymo

CHURCHILL CAPITAL 6 Key Updates Since Merger Announcement UPDATES Lucid Air Dream Edition is now sold out, and total Air reservations are above 9,000.

CHURCHILL CAPITAL 7 Key Updates Since Merger Announcement UPDATES Continued expansion of team in North America, Europe and Middle East, with key additions to leadership and employee base now over 2,000. Margaret Burgraff HEAD OF SOFTWARE QUALITY Sanjay Chandra VICE PRESIDENT OF INFORMATION TECHNOLOGY Sherry House CHIEF FINANCIAL OFFICER Jeff Curry VICE PRESIDENT OF MARKETING

CHURCHILL CAPITAL 8 Key Updates Since Merger Announcement UPDATES Testing and validation of Lucid Air progressing well and on track for 2H 2021 production.

CHURCHILL CAPITAL 9 Key Updates Since Merger Announcement UPDATES Manufacturing processes and build quality continue to be refined as part of the pre - production run, with 74 pre - production vehic les now built in our AMP - 1 manufacturing facility in Arizona. Production readiness build is on track to begin in June as scheduled. Our manufacturing fac ility is ready for start of production.

CHURCHILL CAPITAL 10 Key Updates Since Merger Announcement UPDATES Further build - out of retail and service network, with additional locations in New York, Illinois, Arizona, and California to open over the coming two months.

CHURCHILL CAPITAL 11 UPDATES Key Updates Since Merger Announcement Lucid ESS prototype undergoing testing now, including integration tests with the solar panel installation at our headquarters.

CHURCHILL CAPITAL 12 Upcoming Unveiling of Lucid User Experience UPDATES On May 26, Lucid will share with the world additional information regarding its digital user experience.

CHURCHILL CAPITAL Lucid’s mission is to inspire the adoption of sustainable transportation by creating the most captivating luxury electric vehicles centered around the human experience. Lucid’s first product, the Lucid Air, is on track for expected production and deliveries in 2H 2021. MISSION CHURCHILL CAPITAL 13

INVESTMENT HIGHLIGHTS

Lucid, a leader in EV technologies, defines a new generation of EVs, ushering in a new paradigm for the automotive industry.

1 | Legitimate Track Record
Management team with track record of helping to bring disruptive products to market, including the Tesla Model S and iPhone

2 | Validated Technology
Innovative, validated and race-proven technologies outpace peers and provide competitive advantage

3 | Long Term Success
High-end first product, followed by progressively attainable vehicles positions brand for long-term success and growth

4 | Established In-house Manufacturing
In-house manufacturing with Arizona factories that are on track for start of production and configured for expansion

5 | In-house Sales and Service Network
Superior and differentiated retail and ownership experience cultivates consumer satisfaction and loyalty

6 | Untapped Potential in Adjacent Markets
Additional untapped potential in battery storage solutions and powertrain technology licensing

7 | Robust Product Pipeline
Multi-product roadmap drives scale and cost efficiencies

8 | Favorable Market Forces
Large addressable market with favorable tailwinds

9 | Experienced Partner
Opportunity to enhance execution with Churchill partners' automotive, software and manufacturing expertise

10 | Attractive Valuation
Attractive entry valuation at <2% of Tesla's current value[1]

A transaction with Churchill creates an opportunity to advance and accelerate the immense progress Lucid has made.

1) As of May 11, 2021

LUCID | CHURCHILL CAPITAL
14

CHURCHILL CAPITAL Michael Smuts VICE PRESIDENT OF FINANCE Andrew Rogan DIRECTOR OF CORPORATE DEVELOPMENT Doreen Allen SENIOR DIRECTOR OF SALES Eugene Lee SENIOR DIRECTOR OF AD/ADAS Zak Edson SENIOR DIRECTOR OF RETAIL OPERATIONS Peter Hochholdinger VICE PRESIDENT OF MANUFACTURING Peter Hasenkamp VICE PRESIDENT OF SUPPLY CHAIN Michael Carter VICE PRESIDENT OF PEOPLE Eric Bach SENIOR VICE PRESIDENT OF HARDWARE ENGINEERING Derek Jenkins SENIOR VICE PRESIDENT OF DESIGN Peter Rawlinson CEO, CTO Jeff Curry VICE PRESIDENT OF MARKETING Jonathan Butler VICE PRESIDENT , GENERAL COUNSEL Faisal Sultan MANAGING DIRECTOR, GLOBAL OPERATIONS MANAGEMENT Led by Peter Rawlinson, Former Tesla Chief Engineer of Model S, Lucid’s Management Team Comprises Seasoned Executives with Backgrounds in Automotive, EV and Tech. 15 Achim Pantfoerder VICE PRESIDENT OF PROGRAM MANAGEMENT Margaret Burgraff HEAD OF SOFTWARE QUALITY Michael Bell SENIOR VICE PRESIDENT OF DIGITAL Nic Minbiole VICE PRESIDENT OF GLOBAL QUALITY Sanjay Chandra VICE PRESIDENT OF INFORMATION TECHNOLOGY Sherry House CHIEF FINANCIAL OFFICER

INVESTMENT HIGHLIGHTS

Lucid at a Glance: Proven Tech Breakthroughs... Setting New Standards

Real-world technology enables Lucid to offer captivating luxury combined with groundbreaking technology

Proven, Real World Validation

- **20M+** Real-World Vehicle Miles Driven[1)]
- **407** Patent Applications Filed, >80% of Which Have Been Issued[2)]
- **10+ Years** Design, Engineering and Manufacturing Track Record

Dramatically Innovative Drivetrain / Propulsion Technology

- **> 4.5** Mi/kWh, projected[6)]
- **Modular Platform**
- **9.0** HP / Kg Drive Unit

Highly Differentiated Performance

- **< 2.5** Seconds to Travel from 0 to 60 mph, projected
- **1,000+** Horsepower
- **9.9** Seconds to Run a Quarter-Mile, projected

Completed, State-of-the-Art EV Manufacturing Facility

- **1st** Purpose-Built EV Facility in North America
- **34,000 units** Annual Production Capacity
- **365,000 units** Planned Annual Capacity[4)]

Revolutionary Battery System / Range

- **> 500** Miles on a Single Charge
- **~20** Minutes to Charge Up to 300 Miles with 900V+ Architecture[3)]
- **100%** Teams Using Lucid Batteries in Premier EV Racing Series

Growing Loyal Customers

- **> 9,000** Reservations Received as of May 2021
- **> $800mm** In Potential Sales Represented by Reservations[5)]
- **> 1.9mm** Views of Lucid Air Global Reveal

Note: Projected range, performance and specifications are for the Lucid Air Dream Edition are based on Lucid testing data. Miles per kWh is calculated for Lucid Air Grand Touring based on projected range.
Projected range based upon manufacturer's projected EPA estimated range. EPA estimated ranges for Lucid vehicles are not available. Vehicles are in pre-production and specifications are subject to change.
1) Miles driven on Lucid battery technology since inception.
2) As of May 11, 2021. Includes US and foreign filed patent applications.
3) Up to 300 miles with 900V+ architecture.
4) Represents planned vehicle production capacity after completion of expected future factory expansion and full production ramp.
5) Depending on final trim specification and package. As of May 11, 2021. Includes reservations for the Lucid Air Dream Edition and other expected future models.
Customer reservations are fully refundable and may be canceled without penalty. Customer reservations do not guarantee future sales.
6) Based on testing to date, subject to final EPA validation.

LUCID | CHURCHILL CAPITAL
16

CHURCHILL CAPITAL Market Positioning Establishing the Lucid Brand CHURCHILL CAPITAL 17

CHURCHILL CAPITAL MARKET POSITIONING Changing Luxury Market Values Status Opulence Materialism Indulgence Physical Engagement Well - being Refinement Experience Sustainability Physical & Emotional Engagement “Post - luxury” consumers increasingly seek brands that align with their values - brands that are more enlightened, informed, and inspired. As a leading EV brand that offers sustainable luxury, performance, and advanced connectivity, Lucid is ideally positioned to address the wants and needs of a new generation of “post - luxury” consumers. Traditional Luxury Post - Luxury 18

CHURCHILL CAPITAL 19 Lucid Air is pioneering “Post - Luxury.” This, Lucid’s first product, will effectively define the Lucid brand. MARKET POSITIONING Opulence + Indulgence Elegance + Modernity

CHURCHILL CAPITAL Post - Luxury: Increased Expectations We look past traditional definitions of luxury in order to appeal to customers who expect more , including brand values, experiences and designs without constraints. Lucid appeals to people who value purpose and meaning , and who realize that the decisions they make have an impact. Lucid appeals to people who are no longer willing to compromise for luxury since they can have performance, technology and sustainability. MARKET POSITIONING 20

CHURCHILL CAPITAL California Cool Understated Luxury Reflection of Customer Values Sustainable Effortless Performance Silicon Valley Tech Technological Tour - de - Force Connected Computer on Wheels Race Proven Battery Technology Sophisticated Software Heart + Mind MARKET POSITIONING The Brand Proposition

CHURCHILL CAPITAL Product CHURCHILL CAPITAL 22

CHURCHILL CAPITAL 23 PRODUCT Lucid’s first product, the Lucid Air, fuses art and science to capture the full potential of electrification. As Lucid’s flagship product, the Air establishes the bar for excellence across all Lucid products and experiences. STARTING FROM $77,400 MAX PROJECTED RANGE 2) >500 mi MAX HORSEPOWER 2) 1080 hp 1) Starting price for Air Pure before $7,500 potential federal tax credit. 2) Lucid Air specs dependent on configuration. See page 33 for specific figures for each trim. 1)

CHURCHILL CAPITAL Lucid's Space Concept represents a technical breakthrough, achieved through a ground up rethink in the way an automobile is designed. Lucid’s reimagining of the car has resulted in more interior space for driver, passengers and storage within a more compact, sporty and efficient exterior. Lucid Electric Advanced Platform PRODUCT Introducing the Lucid “Space Concept” - Spacious, Luxurious Interior - Compact, Efficient Exterior Note: Executive Rear Seating, shown at upper right, is planned for future release. 24

CHURCHILL CAPITAL 25 PRODUCT Lucid Air will launch with a “bench” style rear seat, providing expansive space for three adults with class - leading legroom.

CHURCHILL CAPITAL 26 PRODUCT Lucid Air’s interior themes are crafted with colors and materials that invoke iconic California locations at various times of day and night.

CHURCHILL CAPITAL 27 PRODUCT A glass canopy sweeps over the cabin, creating an even more extravagant sense of space.

CHURCHILL CAPITAL 28 PRODUCT Introducing “Glass Cockpit;” Lucid Air’s beautifully integrated, configurable infotainment system is a technical marvel, providing a seamless connected experience.

CHURCHILL CAPITAL 29 PRODUCT With a drag coefficient of only 0.21, Lucid Air offers outstanding aerodynamics that enable greater range and performance.

PRODUCT

Efficiency is the ultimate measure of EV technology, and Lucid is the clear winner.

High efficiency is crucial in that it provides key benefits:

- Longer range in its own right
- Faster miles-per-minute charging for the equivalent power charger
- Equivalent range with a smaller, and therefore lower cost battery pack

EVs Ranked by Battery Efficiency (miles / kWh)


>4.5[1]
>4.0
>2.6
>2.4
>2.3
>2.2
Tesla
Model S
Jaguar
i-Pace
Porsche
Taycan
Audi
E-Tron
Rivian
R1T

	Lucid Air	Tesla Model S	Jaguar i-Pace	Porsche Taycan	Audi E-Tron	Rivian R1T
Vehicle Range (miles)	517+[1]	412	234	227	222	400[2]

1) Lucid Air specs dependent on configuration. Data is based on projected EPA estimated range. EPA estimated ranges for Lucid vehicles are not available. Vehicles are in pre-production and specifications are subject to change.
2) Based on announced range figures.

LUCID | CHURCHILL CAPITAL
30

PRODUCT

Lucid's advanced technology has enabled long-range and high-performance to co-exist. Other EVs have either range or performance, not both.



Lucid Air Dream Edition
(Dual Motor)



Lucid Air Grand Touring
(Dual Motor)


Range
500+ mi[1]
500+ mi
412 mi
390 mi
201 mi
Lucid Air Dream Edition
Lucid Air Grand Touring
Tesla Model S Long Range
Tesla Model S Plaid
Porsche Taycan Turbo S
Top Speed
168 mph[2]
168 mph[2]
155 mph
200 mph[3]
161 mph
Lucid Air Dream Edition
Lucid Air Grand Touring
Tesla Model S Long Range
Tesla Model S Plaid
Porsche Taycan Turbo S
0-60 mph
<2.5 sec
3.0 sec
3.1 sec
1.99 sec[4]
2.6 sec
Lucid Air Dream Edition
Lucid Air Grand Touring
Tesla Model S Long Range
Tesla Model S Plaid
Porsche Taycan Turbo S



Tesla Model S Long Range
(Dual Motor)



Tesla Model S Plaid[3)]
(Tri Motor)



Porsche Taycan Turbo S
(Dual Motor)

Note: Chart based on Tesla and Lucid testing data. Projected range for the Lucid Air is based upon manufacturer's projected EPA estimated range. EPA estimated ranges for Lucid vehicles are not available. Vehicles are in pre-production and specifications are subject to change.
1) Dream Edition specs dependent on configuration.
2) Top speed of the Lucid Air is software limited due to tire limits.
3) Model S Plaid+ is marketed to have 520 miles of range and to start delivery in mid 2022, both subject to change.
4) When equipped with the proper wheels and tires (available mid 2022).

LUCID | CHURCHILL CAPITAL
31

PRODUCT

Lucid Air redefines luxury by offering more than Mercedes-Benz S-Class across price points.


Lucid
M-B
Air Dream Edition vs. Mercedes S65 AMG
0-60 mph
Horsepower
Price


Lucid
M-B
Air Grand Touring vs. Mercedes S63 AMG
0-60 mph
Horsepower
Price


Lucid
M-B
Air Touring vs. Mercedes S560
0-60 mph
Horsepower
Price


Lucid
M-B
Air Pure vs. Mercedes S450
0-60 mph
Horsepower
Price

Note: Chart based on data advertised by Mercedes-Benz and Lucid testing data. Vehicles are in pre-production and specifications are subject to change.
1) Dream Edition specs dependent on configuration.
2) S-Class acceleration reflects 0 – 100 km/h acceleration.
* Prices shown before $7,500 potential U.S. federal tax credit.

LUCID | CHURCHILL CAPITAL
32

CHURCHILL CAPITAL Dream Edition Grand Touring Touring Pure Horsepower 1) 1,080 hp 800 hp 620 hp 480 hp Range 1) Projected >500 mi. Projected >500 mi. Projected >400 mi. Projected >400 mi. Cost 2 $169,000 inclusive From $139,000 From $95,000 From $77,400 Reservation Payment 3) $7,500 $1,000 $1,000 $300 33 Note: Projected ranges are based on manufacturer's projected EPA estimated range. EPA estimated ranges for Lucid vehicles ar e n ot yet available. Vehicles are in pre - production and specifications are subject to change. 1) Lucid Air specs dependent on configuration. 2) Prices shown before $7,500 potential U.S. federal tax credit. 3) Customer reservations are fully refundable and may be canceled without penalty. PRODUCT Lucid Air is expected to be offered at various price points with different specifications.

CHURCHILL CAPITAL Lucid “Skateboard” EV Platform In - house design, underpinning Lucid’s “Space Concept” The LEAP platform incorporates Lucid’s 6 key powertrain elements, designed and developed fully in - house: • Battery Pack & Battery Management Software • Electric Motors • Power Electronics • Transmission • Control Software • Two - way Onboard Boost - Charger 1) Lucid Air is underpinned by the Lucid Electric Advanced Platform ( LEAP), which is designed to support other vehicle variants, enabling greater capital deployment efficiency and speed to market. PRODUCT 202 1 Lucid Air 202 3 Project Gravity Potentially Other Future Vehicles Note: Timing and specifications of planned future models are subject to change. 1) Bi - directionality feature expected by OTA update in late 2021. 34

CHURCHILL CAPITAL 35 PRODUCT Project Gravity

CHURCHILL CAPITAL Project Gravity elevates the SUV to a new level with extraordinary performance, as well as category - redefining interior space. Reimagining the SUV Introducing Utility 2.0 Project Gravity’s maximized interior space will allow for seven passengers, made possible by Lucid’s miniaturized electric drivetrain. Utilizing the Lucid Electric Advanced Platform (LEAP) Lucid’s electric platform is designed to enable multiple vehicle top - hats, including Project Gravity. Project Gravity redefines sport and utility for luxury SUVs. PRODUCT Planned Start of Production for Project Gravity is 2023. 36

CHURCHILL CAPITAL Lucid Air and Project Gravity are the initial cornerstones of a broader Lucid family of products. PRODUCT 2021 2023 2030 Lucid Air Project Gravity Planned Sedans Planned SUVs Other Planned Vehicles Lucid plans to offer a portfolio of products with varying body styles and price points, all powered by Lucid’s powertrain tec hno logy. Lucid plans to start with high end cars, build the brand synonymous with luxury, and then manufacture progressively more affordable vehicles in higher volumes. 37 Note: Timing and specifications of planned future models are subject to change.

CHURCHILL CAPITAL Energy Storage Systems (ESS) Technology Supplier • Early prototype already operating at Lucid Headquarters • Leverages Lucid’s extensive battery pack and battery management systems (BMS) experience • Opportunity to leverage Lucid vehicle battery module and power electronics technologies • Positioned to address the home, commercial and utility scale energy storage markets • Opportunity to feed economy of scale back into the car cost structure • All OEM racing teams in the world’s premier EV racing series are powered by Lucid battery packs and software • In - house technology designed for mass production at Lucid’s purpose - built manufacturing facility positions Lucid well for large scale supply to other OEMs • Potential for wide range of applications including aircraft, eVTOL , military, heavy machinery, agriculture and marine Future growth opportunities extend beyond Lucid vehicles. PRODUCT Note: ESS design is preliminary and subject to change 38

CHURCHILL CAPITAL Technology CHURCHILL CAPITAL 39

TECHNOLOGY

Lucid's miniaturized EV powertrain is developed in-house as an integrated & holistic system.

Examples of dramatic and proprietary tech & engineering advances include:



Battery Pack

- Compact and energy dense pack developed in-house embodies international motorsports expertise
- Scalable and modular, providing cost and range bandwidth
- Advanced next-generation end-cooling technology
- Advanced low-resistance architecture reduces heat loss and increases range
- Production cell supply contracts in place



Motor & Transmission

- State-of-the-art in-house synchronous PM motor
- Next-generation, integrated in-house transmission
- Ultra compact and efficient with industry leading power-to-weight and volume ratios



Inverter

- State-of-the-art, 900V in-house technology
- Ultra compact & efficient
- Advanced thermal and silicon carbide MOSFET systems reduce energy loss to improve range



Bidirectional Charging

- In-house "Wunderbox" boost-charge technology
- >900V system
- 2 way, GtoV, VtoG, VtoV[1)]
- 300 kW DC fast charge capable
- 300 miles in ~20 minutes
- Electrify America partnership


Charging

Software

- Cutting-edge in-house software
- Delightful in-house HMI and infotainment systems
- Connected-car designed to enable regular OTA encrypted updates
- Advanced Ethernet gigabit ring onboard architecture
- Race-derived battery management software (BMS) improves battery performance

Potential Applications Across Multiple Industries

Passenger Vehicles | CVs/Buses | Helicopters/ Drones/Aircraft | Heavy Equipment/ Agriculture | Static Energy Storage Systems

Complete system functions synergistically to enable Lucid's efficiency of over 4.5 miles range per kWh

Note: Miles per kWh are for Lucid Air Grand Touring and are based on projected EPA estimated range. EPA estimated ranges for Lucid vehicles are not available. Vehicles are in pre-production and specifications are subject to change.
1) Bi-directionality feature expected by OTA update in late 2021.

LUCID | CHURCHILL CAPITAL

40

CHURCHILL CAPITAL 10+ years’ experience in the design, engineering and manufacturing of battery packs and battery management software . Millions of real - world vehicle miles of data accrued . Our battery pack and battery management software power all teams in the world’s premier EV racing series. Our technology has doubled energy capacity, enabling races to be completed with a single charge, transforming the sport . Proprietary know - how and IP developed for the race series are translated into Lucid consumer - facing products, starting with the Lucid Air. Lucid’s battery technology has been refined over 10 years and is powering every current car in the world’s premier EV racing series. Race - proven battery technology is behind the battery technology in every Lucid Air. 41 TECHNOLOGY

CHURCHILL CAPITAL 42 TECHNOLOGY Lucid has developed an incredibly power dense drive unit. Comprising integrated motor, transmission and inverter, Lucid’s Drive Unit is designed to increase efficiency and power outpu t, while reducing size and weight; attributes that enhance range and enable the “space concept.” Note: 9.0hp/kg is projected based on existing data and testing. Competitor data based on publicly available information and i nte rnal studies. CHURCHILL CAPITAL

TECHNOLOGY

Lucid's proprietary technology enables ultra-fast and bi-directional charging.

Leading Charging Speeds

Vehicle		Time to Charge
LUCID Air Grand Touring / Dream Edition		~20 Minutes/ 300 Miles
Tesla Model S Long Range		15 Minutes / 200 Miles
Tesla Model S Plaid / Plaid+		15 Minutes / 200 Miles
Porsche Taycan Turbo S		22.5 Minutes / 160 Miles

Two-Way Charging[1)]

- In-house "Wunderbox" boost-charge Technology
- >900V system
- 300kW DC fast charge capable
- Electrify America partnership
- Expected to be first bi-directional system on the market[1)]



Note: Charging times and range are based on Tesla and Porsche announced data and Lucid testing data. Projected range for the Lucid Air is based upon manufacturer's projected EPA estimated range. EPA estimated ranges for Lucid vehicles are not available. Vehicles are in pre-production and specifications are subject to change.
1) Bi-directionality feature expected by OTA update in late 2021.

LUCID | CHURCHILL CAPITAL
43

CHURCHILL CAPITAL The Lucid Infotainment System is designed to provide a seamless Connected Experience, both inside the car and out. TECHNOLOGY With highly advanced processing capabilities, the system is designed to leverage data analytics and OTA updates to improve over time. Expected Features* include: Seamless connectivity , including LTE and WiFi . Supports CarPlay, Android Auto and Amazon Alexa integration. Remote access to climate controls, charging status and controls, and vehicle monitoring. Lucid ID profiles for a personalized experience based on profiles, not last driver. Facial ID recognition automatically loads profiles and preferences. Predictive analytics that evolve the car - to - driver relationship over time, with shortcuts and assistance based on learned behaviors. 44 * Not all features available at SOP; some features planned for OTA software updates.

CHURCHILL CAPITAL 45 45 Lucid Air is equipped with an extensive sensor suite, high on - board computing power, and back - up systems for advanced autonomous driving functionality. TECHNOLOGY Note: Expected specifications are for the Lucid Air Dream Edition. Vehicles are in pre - production and specifications are subject to change. • With 32 sensors onboard, the Lucid Air is expected to launch with the most comprehensive sensor suite among currently available production vehicles. • Lucid Air is planned to launch with Level 2 autonomous driving functionality and be capable of software upgrades over - the - air. • By collecting and analyzing fleet data, Lucid can continuously enhance its autonomous driving features. CHURCHILL CAPITAL

CHURCHILL CAPITAL TECHNOLOGY 46 Note: Vehicles are in pre - production and specifications are subject to change. Lucid’s Micro Lens Array Lighting - A Revolution in Optical Technology Lucid's in - house created and engineered Intelligent Micro Lens Array (MLA) headlights provide an incredibly homogeneous and luminant light source. The MLA system automatically adapts to driving situations and provides exceptional outward visibility that make it easier to see — and avoid — objects on the road. Lucid Air is expected to be the only car available with such advanced lighting.

CHURCHILL CAPITAL TECHNOLOGY 47 R&D Leadership • Innovation is at our core • Our in - house R&D establishes Lucid as a leader across multiple technologies and areas of expertise • Lucid has developed a state - of - the - art electric powertrain • Over 80% of our filed patent applications have issued • Lucid is also at the forefront of vehicle design • 72 design/industrial design patents issued or pending worldwide Our technology is designed to be highly scalable and modular for both power and energy, creating opportunities for a wide range of potential applications . * Patent portfolio information as of May 11, 2021 To be updated

CHURCHILL CAPITAL Designed for Mass Production TECHNOLOGY 48 Lucid’s vision is to truly revolutionize EV technology through mass industrialization on a scale hitherto not achieved. Lucid’s single piece “brick” injection moulded battery module is race derived yet designed for manufacture in the millions of units. The electrical “bus bar” connectors are integrally captured in the moulding in a single operation. This is revolutionary. • For the technology developed for Lucid Air to transfer • To enable more affordable future Lucid models • To make that available to other OEMs • To transfer to other industries • To leverage economies of scale

CHURCHILL CAPITAL Go - To - Market Strategy CHURCHILL CAPITAL 49

CHURCHILL CAPITAL GO - TO - MARKET With existing reservations already representing over >$800mm in anticipated sales, customer traction is strong and has continued to grow as brand awareness has increased. 1) Depending on final trim specification and package. As of May 3, 2021. Includes reservations for Lucid Air Dream Edition an d o ther expected future models. Customer reservations are fully refundable and may be canceled without penalty. Customer reservations do not guarantee future sa les. Pricing is presented before federal tax rebate of $7,500. Pure Grand Touring Touring Dream Edition 1) 50

CHURCHILL CAPITAL Lucid’s direct sales strategy enables full control over the customer experience, to ensure that interactions are on - brand and pressure - free. First six retail stores are now open, with numerous additional stores opening in North America throughout 2021. Entry to European and Middle East markets expected to begin by 1H 2022. Retail locations expected to serve not only as sales channels, but also important marketing tools in high - foot - traffic areas within urban areas. Lucid also expects to implement a direct service strategy with physical locations, mobile service, and regular over - the - air updates. Lucid showrooms and service centers offer customers an immersive and engaging brand and product experience. GO - TO - MARKET 51

CHURCHILL CAPITAL Century City – West Los Angeles, CA Multiple Lucid Studios are currently open, and additional high - profile locations are under construction or in development. Lucid HQ – Newark, CA Valley Fair Mall – San Jose, CA Beverly Hills – Los Angeles, CA Brickell City Center – Miami, FL GO - TO - MARKET Currently Open 52 Rosemary Square – West Palm Beach, FL University Town Center – San Diego, CA Fashion Square – Scottsdale, AZ Seaport – Boston, MA Oak Brook Center – Oak Brook, IL Meatpacking District – New York, NY Hawthorne Blvd – Torrance, CA Adrian Rd – Millbrae, CA Under Construction / In Development Tysons Corner Center, VA Gate at Manhasset, NY

CHURCHILL CAPITAL GO - TO - MARKET The Lucid Digital Journey Customers engage with Lucid through its advanced digital platform. *Some elements of the platform are in development and are not yet available. * 53

GO-TO-MARKET

Whether at home or on the road, Lucid and its partners are positioned to provide charging solutions.

Our Commitment to Customers: Maintaining and Growing the Availability of Charging Options

Lucid-Branded EV Supply Equipment

Home

AC Power
Power (kW): ~ 10 – 20



- Home energy management system
- Plug & Play using portable EV Supply Equipment (EVSE) included with every vehicle

OR

- Purchase optional wall mount EVSE[1)]
- Installation through official Lucid-Installation partner, QMerit, or an electrician of choice

Lucid Partnerships

Community

AC or DC Power
Power (kW): <50



Inter-City

DC Power
Power (kW): ~ 50 – 350



- Capable of AC up to ~20kW, DC up to ~300kW
- Partner with aggregators / station owners
- Use Infotainment & Lucid companion app to find, charge and pay at integrated partner charging networks such as Electrify America. Electrify America Charging Plan included with vehicle (first year free)
- Compatible with networks leveraging J1772 and CCS charging standards, such as ChargePoint and EVgo
- Additional services billed monthly to Lucid account
- Plug & Charge authentication and payment at compatible stations

Note: Vehicles are in pre-production and specifications are subject to change. Some features will be available post-SOP. Power levels indicated may vary by geography.
1) Wall mount EVSE is planned for release in late 2021.

LUCID | CHURCHILL CAPITAL
54

GO-TO-MARKET

Tesla Supercharger Network vs Lucid Strategy with Electrify America





Tesla Supercharger Network

- First Mover perception of advantage
- Highly capital intensive
- 400V, first generation system
- Max 250kW with latest v3 units
- Unique closed source system

vs

Lucid – Electrify America Partnership

- Second Mover advantage a reality
- Capex light solution
- 900V, second generation system
- Max 350kW
- Open source CCS combo connector



Modern EVs are migrating to ultra high voltage architectures, e.g., Porsche at 800V, Lucid at over 900V.

Tesla system and vehicles adopted 400V largely as a consequence of earlier technology.



LUCID | CHURCHILL CAPITAL

55

CHURCHILL CAPITAL Manufacturing CHURCHILL CAPITAL 56

CHURCHILL CAPITAL Our Advanced Manufacturing Plant (AMP - 1) in Casa Grande, Arizona is scheduled to begin production in 2H 2021. Built with strong incentives package and excellent support from government team. By building the facility from a clean slate and leveraging our decades of previous experience from Tesla, Audi and more, we expect to achieve: • Greater capital efficiencies • Greater operational efficiencies • More consistent production quality Three key activities take place within AMP - 1: • Body shell manufacture • Painting of body shells • General assembly MANUFACTURING Lucid has built the first state - of - the - art, greenfield EV manufacturing facility in North America. 57

CHURCHILL CAPITAL MANUFACTURING 58 Powertrain technology is a key Lucid differentiator. Therefore core manufacture is conducted exclusively in - house (other than the battery cells). Lucid Powertrain Manufacturing (LPM - 1) plant is located just a few miles away from our vehicle manufacturing (AMP - 1) plant in Arizona. At this location we manufacture and assemble our complete electric powertrain which includes: • Battery Packs, including: - Battery modules - Integrated BMS • Integrated Drive Units, including: - Electric Motors - Transmissions and differentials - Power Inverters • Wunderbox Chargers Lucid Powertrain Manufacturing (LPM - 1) Plant

CHURCHILL CAPITAL Good proximity to Lucid HQ and existing automotive supply base. All utilities fully in place: • Power • Water/sewer • Road infrastructure • Rail Zoning suitable for automotive factory (“attainment” status for air quality). Site well positioned between Phoenix + Tucson with ample local labor pool. Strong incentives package and excellent support from government team. Strong existing talent pool in surrounding area. Lucid HQ Casa Grande Manufacturing Automotive Supplier Base Casa Grande Manufacturing MANUFACTURING Our Arizona site was meticulously selected. 59

CHURCHILL CAPITAL CHURCHILL CAPITAL Market Opportunity and Financial Outlook 60

CHURCHILL CAPITAL The global luxury car market was estimated to be $495.7 billion in 2018 and is projected to reach $733.2 billion by 2026, registering a CAGR of ~5.0% from 2018 to 2026 This presents an opportunity for a true luxury EV company to address unmet needs and revolutionize this market With increased government mandates for electrification, combined with consumers’ growing desire for clean energy vehicles, electrification of the automotive industry is taking place globally at a rapid pace , representing 5% of all new car sales in 2020 “Production of electric luxury vehicles to meet stringent emission standards provides a remarkable growth opportunity for the players operating in the luxury car market.” - Allied Market Research, Feb. 2020 61 Luxury Vehicle Market Opportunity Allied Market Research 2020; Canalys 2021 Note: CAGR calculated by Company 5% CAGR MARKET OPPORTUNITY

CHURCHILL CAPITAL By 2030, Lucid anticipates run - rate production of >500,000 units, representing ~4% market share of an anticipated 2030 TAM of 15mm units. Source: Management projections 1) TAM based on competitor vehicle set 2) 2030 TAM reflects expected 2020 - 2030 market growth. 2021 Products 2023 Products 2030 Products 3% 2% Lucid Air Lucid Air Lucid Gravity ~1.7mm Units TAM ~3.2mm Units TAM 2% Lucid Air 2030 TAM: ~2mm Lucid Gravity 2030 TAM: ~3mm ~15mm Units 2030 TAM 2 ) Planned Pickup 2030 TAM: <1mm Planned Coupe 2030 TAM: <1mm Premium Sedans 2030 TAM: ~3mm Premium SUVs 2030 TAM: ~7mm MARKET OPPORTUNITY Product market share based on run - rate volume against incremental vehicle TAM 1 . 62

CHURCHILL CAPITAL 23.9% 18.3% 16.1% 12.0% 8.3% 2013 2014 2015 2016 2017 Source: Company, EV - volumes, Chinese new car registrations, McKinsey Center for Future Mobility. Tesla Model S Market Share After Launch Lucid Air Planned Market Share After Launch Model S Launch Year: 2012 Air Expected Launch Year: 2021 FINANCIAL OVERVIEW (Global EV Market Share) Projected Market Share 63

CHURCHILL CAPITAL $2,219 $5,532 $9,931 $13,985 $22,756 2022 2023 2024 2025 2026 Production Volume and Revenue Forecast FINANCIAL OVERVIEW • Lucid is launching first in North American markets to solidify establishment of luxury brand position • Advanced Manufacturing Plant (AMP - 1) in Casa Grande, Arizona is scheduled to begin production in 2H 2021 • Lucid is implementing a direct sales strategy to maintain full control over the customer experience and ensure that interactions are aligned with Lucid brand • North American Lucid Air deliveries expected in 2H 2021 • EMEA and China deliveries expected to begin in 2022 and 2023, respectively • Deliveries for Gravity planned to start in 2023 Source: Management projections Annual Total Deliveries (‘000s) Total Revenue ($mm) Expected SOP: 2H 2021 Expected SOP: 2H 2021 Air SOP: 2021 Gravity SOP: 2023 Future Models: 2025 Air SOP: 2021 Gravity SOP: 2023 Future Models: 2025 36 41 42 42 12 49 86 134 8 75 20 49 90 135 251 2022 2023 2024 2025 2026 Luxury Sedan SUVs Other Future Models 64

CHURCHILL CAPITAL ($1,090) ($637) $592 $1,671 $2,885 2022 2023 2024 2025 2026 $34 $1,149 $2,125 $3,096 $5,280 2022 2023 2024 2025 2026 ($2,759) ($3,250) ($1,485) $321 $1,515 2022 2023 2024 2025 2026 Significant Investment and Progress to Date Leads to Near Term Profitability FINANCIAL OVERVIEW EBITDA ($mm) Gross Profit ($mm) Free Cash Flow ($mm) Source: Management projections Note: EBITDA and Free Cash Flow are non - GAAP financial measures and should not be considered in isolation or as alternatives to measures derived in accordance with GAAP. See slide 74 for reconciliations. 65

CHURCHILL CAPITAL 66 FINANCIAL OVERVIEW Financial Operating Summary Note: EBITDA is a non - GAAP financial measure and should not be considered in isolation or as alternatives to measures derived in accordance with GAAP. See slide 74 for reconciliations. Figures presented may not sum due to rounding. 2021 volumes forecaste d to be 577 vehicles. 2021E 2022E 2023E 2024E 2025E 2026E Sales Volumes (000s of Vehicles) Luxury Sedan <1 ) 20 ) 36 ) 41 ) 42 ) 42 ) SUVs - ) - ) 12 ) 49 ) 86 ) 134 ) Other Future Models - ) - ) - ) - ) 7 ) 75 ) Total Sales Volume <1 ) 20 ) 49 ) 90 ) 135 ) 251 ) Summary P&L ($ Millions) Revenue $ 97 ) $ 2,219 ) $ 5,532 ) $ 9,931 ) $ 13,985 ) $ 22,756 ) COGS (252) (2,185) (4,384) (7,805) (10,889) (17,476) Gross Profit $ (155) $ 34 ) $ 1,149 ) $ 2,125 ) $ 3,096 ) $ 5,280 ) R&D Expenses $ (800) $ (752) $ (1,033) $ (828) $ (783) $ (1,046) All Other Expenses (incl. Tax) (539) (642) (1,141) (1,447) (1,682) (2,535) Expenses $ (1,339) $ (1,395) $ (2,174) $ (2,275) $ (2,465) $ (3,581) Net Income $ (1,494) $ (1,361) $ (1,026) $ (150) $ 632 ) $ 1,698 ) (+) Income Taxes $ - ) $ - ) $ - ) $ - ) $ 5 ) $ 70 ) (+) Depreciation & Amortization 105 ) 270 ) 389 ) 741 ) 1,034 ) 1,117 ) EBITDA $ (1,389) $ (1,090) $ (637) $ 592 ) $ 1,671 ) $ 2,885 )

CHURCHILL CAPITAL 67 FINANCIAL OVERVIEW Free Cash Flow ($ Millions) 2021E 2022E 2023E 2024E 2025E 2026E EBITDA $ (1,389) $ (1,090) $ (637) $ 592 $ 1,671 $ 2,885 ) ( - ) Change in NWC (50) (334) (706) (327) (675) (903) ( - ) Cash Taxes - ) - ) - ) - ) (5) (70) (+) Incentives 4 ) 7 ) 10 ) 34 ) 105 ) 176 ) ( - ) Total Capex (877) (1,342) (1,917) (1,784) (774) (573) Free Cash Flow $ (2,312) $ (2,759) $ (3,250) $ (1,485) $ 321 ) $ 1,515 ) Note: EBITDA and Free Cash Flow are non - GAAP financial measures and should not be considered in isolation or as alternatives to measures derived in accordance with GAAP. See slide 74 for reconciliations. Figures presented may not sum due to rounding.

CHURCHILL CAPITAL Transaction Overview CHURCHILL CAPITAL 68

CHURCHILL CAPITAL • $11.75B Acquisition Value • $2,070M Churchill Capital IV Cash in Trust + $2,500M PIPE • Transaction expected to close by early Q3 2021 • CCIV ticker will convert to LCID upon closing Note: Dollars and shares in millions, except for per share values. 1) Assumes no redemptions in connection with business combination. 2) Assumes $2.5bn of PIPE proceeds at purchase price of $15.00 per share. 3) Based on fixed equity rollover of 1,175.0mm shares, plus an assumed $400mm in cash on balance sheet at closing (see footnote 4). Includes the dilutive impact of existing vested equity incentive awards and warrants, and excludes the impact of existing unvested and future management equity incentive awards. TRANSACTION OVERVIEW & VALUATION Transaction Overview 69 Estimated Transaction Sources and Uses Pro Forma Ownership 2) 2) 1) 3) 3) 3) 6) Transaction Highlights 1) 5) 4) Company expected to have ~$4.6 billion 7) plus existing cash to substantially fund through the committed programs 4) Pro forma cash balance assumes $400mm in cash on balance sheet at closing. $600mm bridge financing completed as of April 30, 202 1 to capitalize business through closing. Equity rollover will be increased to the extent of balance sheet cash at closing based on value of $10 .00 per share. 5) Includes 17.3mm shares held by the Sponsor subject to earnback and excludes the dilutive impact of 41.4mm public warrants and 42 .9mm founder warrants, of which 14.3mm founder warrants are subject to earnback. All shares and warrants subject to the earnback will vest in three equal tranches at volume - weighted average price thresholds of $20.00, $25.00 and $30.00 per share, respectively, within 5 years of closing. 6) Excludes participation by existing Lucid shareholders in the PIPE. 7) Before fees and expenses.

INVESTMENT HIGHLIGHTS

Lucid, a leader in EV technologies, defines a new generation of EVs, ushering in a new paradigm for the automotive industry.

1 | Legitimate Track Record
Management team with track record of helping to bring disruptive products to market, including the Tesla Model S and iPhone

2 | Validated Technology
Innovative, validated and race-proven technologies outpace peers and provide competitive advantage

3 | Long Term Success
High-end first product, followed by progressively attainable vehicles positions brand for long-term success and growth

4 | Established In-house Manufacturing
In-house manufacturing with Arizona factories that are on track for start of production and configured for expansion

5 | In-house Sales and Service Network
Superior and differentiated retail and ownership experience cultivates consumer satisfaction and loyalty

6 | Untapped Potential in Adjacent Markets
Additional untapped potential in battery storage solutions and powertrain technology licensing

7 | Robust Product Pipeline
Multi-product roadmap drives scale and cost efficiencies

8 | Favorable Market Forces
Large addressable market with favorable tailwinds

9 | Experienced Partner
Opportunity to enhance execution with Churchill partners' automotive, software and manufacturing expertise

10 | Attractive Valuation
Attractive entry valuation at <2% of Tesla's current value[1]

A transaction with Churchill creates an opportunity to advance and accelerate the immense progress Lucid has made.

1) As of May 11, 2021

LUCID | CHURCHILL CAPITAL 70

CHURCHILL CAPITAL Q&A

CHURCHILL CAPITAL Thank you!

CHURCHILL CAPITAL 73 FINANCIAL OVERVIEW Reconciliation of Non - GAAP Financials EBITDA ($ Million) 2021E 2022E 2023E 2024E 2025E 2026E Net Income ($1,494) ($1,361) ($1,026) ($150) $632 $1,698 (+) Income Tax -- -- -- -- 5 70 EBIT ($1,494) ($1,361) ($1,026) ($150) $637 $1,768 (+) Depreciation & Amortization 105 270 389 741 1,034 1,117 EBITDA ($1,389) ($1,090) ($637) $592 $1,671 $2,885 Free Cash Flow ($ Million) 2021E 2022E 2023E 2024E 2025E 2026E EBITDA ($1,389) ($1,090) ($637) $592 $1,671 $2,885 (-) Change in NWC ($50) ($334) ($706) ($327) ($675) ($903) (-) Cash Taxes -- -- -- -- (5) (70) (+) Incentives 4 7 10 34 105 176 (-) Total Capex (877) (1,342) (1,917) (1,784) (774) (573) Free Cash Flow ($2,312) ($2,759) ($3,250) ($1,485) $321 $1,515

CHURCHILL CAPITAL 74 TRANSACTION OVERVIEW & VALUATION Source: Company filings, Management estimates, Wall Street research, CapIQ and FactSet as of May 11, 2021. Note: Lucid valuation based on acquisition value of $11,750m at $10.00 per share. 2.1x 8.3x 4.4x 2.1x 2.1x 1.2x 5.3x 10.2x 7.6x 7.1x 6.3x 3.5x 2022E EV / Revenue 2023E EV / Revenue Median: 7.1x Median: 2.1x Consumer EV Attractive Entry Valuation – Significant Discount to Other Entrants

CHURCHILL CAPITAL 75 TRANSACTION OVERVIEW & VALUATION 0.0x 3.0x 6.0x 9.0x 12.0x 15.0x 18.0x Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 Jan-19 Jan-20 Jan-21 8.3x Peak: 16.3x Tesla EV / 3 - Year Forward Revenue Since 2012 Lucid: 2.1x 1) (2023E Revenue) Source: FactSet as of May 11, 2021. 1) Lucid valuation based on acquisition value of $11,750m at $10.00/per share. Attractive Entry Value at <2% Tesla’s Current Value Lucid Positioned at a Fraction of Tesla's Valuation Multiple